Exhibit 99.2

] SUN 197 Long - Term Safety and Tolerability of Oral Testosterone (LPCN 1021) in Hypogonadal Men: Results from the 52 - Week Phase 3 Study (SOAR Trial) Adrian S. Dobs, MD, MHS 1 , Mohit Khera, MD 2 , Christina Wang, MD 3 , Jed C. Kaminetsky, MD 4 , Martin M. Miner, MD 5 , Nachiappan Chidambaram 6 , Anthony DelConte, MD 6,7 , Satish Nachaegari 6 , Mahesh Patel 6 1 Johns Hopkins University School of Medicine, Baltimore, MD, 2 Baylor College of Medicine, Houston, TX, 3 Harbor - UCLA Medical Center and Los Angeles Biomedical Research Institute, Torrance, CA, 4 University Urology Associates, New York, NY, 5 Brown University and the Miriam Hospital, Providence, RI, 6 Lipocine, Inc. Salt Lake City, UT, 7 Saint Joseph’s University, Philadelphia, PA Conflict of Interest and Disclosures ASD received research funding from the NIH and Pfizer and is a member of advisory groups for AbbVie and Lipocine, Inc ; MK serves as a consultant for Endo, AbbVie, and Lipocine, Inc ; CW received research funding from Antares Pharma, Clarus Therapeutics, Lipocine, Inc , Prolor Biotech, and received consulting fees from Clarus Therapeutics, Lipocine, Inc , and TesoRx ; JCK received research funding from AbbVie, Antares Pharma, Auxilium , Clarus Therapeutics, Ferring Pharmaceuticals, Inc , and Lipocine, Inc , and received consulting and/or speaker fees from Antares Pharma and Auxilium ; MMM received research funding from New England Research Institutes and Lipocine, Inc and is a consultant to Lipocine, Inc and Repros Therapeutics; AD is a consultant to Lipocine, Inc ; NC, SN, and MP are employees of Lipocine Inc. The study was funded by Lipocine, Inc. NS Methods ▪ Randomized active - control, 2 - arm, 12 - month, open label, multicenter dose - titration trial. ▪ Hypogonadal men 18 - 80 years (T<300ng/dL on 2 separate days) who received LPCN 1021 (n=210) or AndroGel 1.62% ( n=104). ▪ LPCN 1021 subjects started at 225 mg TU BID and titrated up (Cavg <300 ng/dL) or down (Cmax >1500 ng/dL or Cavg >1140 ng/dL) at Weeks 4 and 8 based on 24 h serum T PK profile obtained at Weeks 3 and 7. PK efficacy evaluated at Week 13. ▪ AndroGel 1.62% subjects started at 40.5 mg QD and titrated per label. ▪ Following the 13 - week efficacy phase, subjects continued to receive study drug for up to 52 weeks. ▪ Subjects returned to the clinic at Weeks 26, 39, and 52 for safety assessments and to provide a 3 to 6 hour post dose blood sample. ▪ Safety assessments included an evaluation of adverse events (AEs), clinical laboratory tests, and physical examinations . Results At Week 13, 87% of subjects had average total T between 300 - 1140 ng/dL ▪ Mean ( ± SD) Cavg,24h was 446 ( ± 171) ng/dL and Cmax was 1134 ng/dL ( ± 526) at Week 13. T levels remained within eugonadal range (300 to 1140 ng/dL) throughout Week 52 for both treatments Serum T levels obtained at Screening Weeks 26, 39, and 52 from 3 to 6 hours post dose. Study population, All Available Data for Visit Minimal adverse drug reactions in both treatment arms Adverse drug reactions occurring in >1% of subjects in Safety Population Adverse drug reaction LPCN 1021 N = 210; No. (%) AndroGel 1.62% N = 104 ; No. (%) Acne 6 (2.9%) 3 (2.9%) Headache 1 (0.5%) 4 (3.8%) Weight increased 5 (2.4%) 0 (0%) Hematocrit increased 4 (1.9%) 0 (0%) Lp - PLA2 enzyme level increased 3 (1.4%) a 0 (0%) Fatigue 1 (0.5%) 2 (1.9%) Hypertension 1 (0.5%) 2 (1.9%) a Two additional subjects had increased Lp - PLA2 but due to the difference in verbatim text used by the investigator, the AEs were coded to the MedDRA preferred term “lipids increased” and are not reflected in this table because this category of AEs occurr ed in 1% of subjects. Change from baseline to end of study between LPCN 1021 and AndroGel 1.62% for liver function tests -0.28 -0.18 -0.08 0.02 0.12 0.22 0.32 HDL Cholesterol LDL Cholesterol Triglyceride Cholesterol mmol/L LPCN 1021 AndroGel 1.62% Change from baseline to end of study between LPCN 1021 and AndroGel 1.62% for lipids No significant differences between LPCN 1021 and AndroGel 1.62% in change from baseline for androgenic or cardiovascular - related biomarkers Laboratory parameter LPCN 1021 AndroGel 1.62% P - value a Baseline End of Study Baseline End of Study Hematocrit (%) 43.5 (3.2) 45.9 (4.0) 44.0 (3.4) 46.3 (3.5) 0.3333 Hemoglobin (g/L) 143.9 (10.9) 150.6 (13.5) 146.1 (11.0) 152.5 (11.8) 0.4624 Platelets (10 9 /L) 218.7 (52.62) 224.9 (51.5) 211.6 (42.63) 218.0 (44.0) 0.5824 aPTT (sec) 31.5 (3.3) 32.0 (4.7) 31.3 (3.786) 31.95 (4.1) 0.6651 Prothrombin time (sec) 10.66 (1.017) 10.98 (1.6) 10.91 (3.331) 11.54 (4.3) 0.5132 PSA (mcg/L ) 0.3 (0.97) 1.09 (1.1) 0.13 (0.24) 0.7 (0.4) 0.1857 Lp - PLA2 (ng/mL) 192.0 (47.67) 187.2 (47.9) 192.0 (48.02) 186.0 (46. 8) 0.5774 C - Reactive protein ( nmol/L) b 30.4 (38.2) 23.5 (18.6) 31.167 (54.6) 22.8 (20.2) 0.6009 a p - values comparing change from baseline to end of study across LPCN 1021 and AndroGel 1.62% subjects. b Subjects with CRP values >95.23 nmol/L were excluded. Conclusions LPCN 1021 demonstrated efficacy with consistent T levels over the 52 weeks study and had a safety profile consistent with other T replacement therapies. No hepatic safety concerns were identified and gastrointestinal AEs with oral LPCN 1021 were generally comparable to those with topically administered AndroGel 1.62%. LPCN 1021 may fill an unmet medical need as a T replacement therapy since oral administration is not associated with the risk of transference or administration site reactions. Introduction LPCN 1021 is a novel oral T undecanoate (TU) formulation, absorbed primarily via lymphatics and not the liver. The efficacy and safety profile of LPCN 1021 after 13 weeks in a randomized, active - controlled, phase 3 study has been previously presented. We report the long - term safety and efficacy of LPCN 1021 in hypogonadal subjects who continued to receive treatment for up to 52 weeks. Summary of Adverse Events ▪ Adverse drug reactions (ADRs, ie , drug - related adverse events) occurred in 24% of LPCN 1021 subjects and 22% of AndroGel 1.62% subjects. ▪ No hepatic, cardiac, or drug - related serious AEs occurred. ▪ Each of the gastrointestinal AEs reported occurred in 3% or fewer subjects with LPCN 1021 with the most common gastrointestinal AEs being diarrhea (2.9% LPCN 1021 vs 1.0% AndroGel 1.62%), nausea (1.9% vs 1.0%), dyspepsia (1.4% vs 1.0%), abdominal discomfort (1.4% vs 0%), and abdominal pain (1.4% vs 0%). ▪ All ADRs reported were mild or moderate in severity. ▪ Androgenic ADRs were uncommon in subjects receiving LPCN 1021 with no reports of sleep apnea or oily skin and 1% or fewer subjects reporting peripheral edema and polycythemia. -4.5 -4 -3.5 -3 -2.5 -2 -1.5 -1 -0.5 0 0.5 1 Alkaline Phosphatase ALT AST GGT U/L LPCN 1021 AndroGel 1.62% p=0.0062* p=0.8358 p=0.4684 p=0.3749 P - values indicate significance level of difference in change from baseline to end of study between treatment groups . *Although the change in alkaline phosphatase was statistically significant, the laboratory reference range is 43 - 115 U/L and a c hange of approximately 4 U/L is of doubtful clinical significance. **The statistical difference most likely has no clinical relevance as the shift from normal to low values was not notably different between the LPCN 1021 and AndroGel 1.62% groups. p=0.0035** p=0.0942 p=0.0750 p=0.8001 0 100 200 300 400 500 600 700 800 0 10 20 30 40 50 Total T (ng/dL) Weeks LPCN 1021 AndroGel 1.62%